UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2018

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd. St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 7.01 REGULATION FD DISCLOSURE

On December 13, 2018, Centene Corporation (the "Company" or "Centene") the Company issued a press release announcing its 2019 financial guidance and confirming its 2018 financial guidance. The full text of the press release is included as Exhibit 99.1 to this report.

The Company will host an investor meeting tomorrow, including a question-and-answer session, to discuss the details of its guidance at the Pierre Hotel in New York City. The meeting will begin promptly at 8:30 AM (Eastern Time) and end at approximately 1:15 PM (Eastern Time). Investors and other interested parties who are unable to attend in person are invited to listen to the investor meeting via a live, audio webcast on the Company’s website and view a copy of the investor presentation at www.centene.com, under the Investors section.

The information contained in the website is not a part of this report.

ITEM 8.01 OTHER EVENTS

On December 12, 2018, the Board of Directors declared a two-for-one split of the Centene's common stock in the form of a 100% stock dividend and is expected to be effective in the first quarter of 2019. The split is subject to stockholder approval of an amendment to Centene's certificate of incorporation to increase the number of authorized shares of common stock.

Important Additional Information and Where to Find It

Centene Corporation, its directors and its officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the special meeting seeking approval to increase the number of Centene’s authorized shares of common stock under its Certificate of Incorporation in order to effect a stock split (the “Special Meeting”). Centene plans to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Special Meeting (the “Proxy Statement”), together with a proxy card. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT CENTENE WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in Centene’s definitive proxy statement for its 2018 Annual Meeting of Stockholders (the “2018 Proxy Statement”), filed with the SEC on March 9, 2018. To the extent holdings of Centene’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2018 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC.
Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the proxy card) when filed by Centene with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at the Centene’s website (https://investors.centene.com/financial-information/sec-filings) or by contacting our Secretary, Keith H. Williamson, by phone at 314-725-4477, by email at kwilliamson@centene.com or by mail at Centene Corporation, Attn: Keith H. Williamson, Centene Plaza, 7700 Forsyth Boulevard, St. Louis, Missouri 63105. In addition, copies of the proxy materials, when available, may be requested from the Company’s proxy solicitor, Saratoga Proxy Consulting, LLC at 212-257-1311 or toll-free at 888-368-0379.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1 Press release of Centene Corporation issued December 13, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	December 13, 2018	By:	/s/ Jeffrey A. Schwaneke
Jeffrey A. Schwaneke Executive Vice President & Chief Financial Officer